SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 25, 2012

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 25, 2013, Winthrop Realty Trust (“Winthrop”), WRT Realty, L.P., Winthrop’s wholly-owned operating partnership, and FUR Advisors LLC, Winthrop’s external advisor, entered into a purchase agreement (“Purchase Agreement”) with Stifel, Nicolaus & Company, Incorporated and JMP Securities LLC (the “Underwriters”) providing for the issue and sale to the underwriters of an aggregate of 2,750,000 (the “Firm Shares”) of Winthrop’s Common Shares of Beneficial Interest, $1.00 par value per share (the “Common Shares”) and the right for the Underwriters to acquire an additional 412,500 Common Shares at any time prior to October 25, 2013.  Pursuant to the Purchase Agreement, on September 30, 2013, Winthrop sold to the Underwriters the Firm Shares at a price, net of underwriting commissions, of $11.00 per share.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosures

On September 30, 2013, Winthrop issued a press release announcing the closing of the transaction described in Item 1.01 of this Current Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, “Regulation FD Disclosure” (including Exhibit 99.1) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it (including Exhibit 99.1) be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This Current Report (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01.  Other Items

On September 30, 2013, Hahn Loeser & Parks LLP delivered its legality opinion with respect to the Firm Shares.  A copy of the legality opinion is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

1.1	Purchase Agreement, dated September 25, 2013 among Winthrop Realty Trust, WRT Realty, L.P., FUR Advisors LLC and the Underwriters.
5.1	Opinion of Hahn Loeser & Parks LLP
23.1	Consent of Hahn Loeser & Parks LLP (included in the opinion filed as Exhibit 5.1)
99.1	Press Release dated September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of September, 2013.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chief Executive Officer